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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549





                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




        Date of Report (Date of earliest event reported): August 23, 1999




                              VERDANT BRANDS, INC.
             (Exact name of registrant as specified in its charter)


          MINNESOTA                   0-18921              41-0848688
 (State or other jurisdiction       (Commission          (IRS Employer
      of incorporation)             File Number)       Identification No.)


      9555 James Avenue South, Suite 200, Bloomington, Minnesota 55431-2543
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (612) 703-3300

                                       N/A
          (Former name or former address, if changed since last report)
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Item 5. Other Events.

         On August 23, 1999, Verdant Brands, Inc. effected a one-for-five reverse spilt of its common stock, applicable to shareholders of record at the close of trading on August 23, 1999. The press release issued in connection with the reverse split is filed as an exhibit to this Current Report on Form 8-K and its contents are incorporated herein by reference.

Item 7. Exhibits.

         99.1  Press Release, dated August 23, 1999.



                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 VERDANT BRANDS, INC.

                                                 By: /S/ Mark G. Eisenschenk
                                                     ---------------------------
                                                     Mark G. Eisenschenk
                                                 Executive Vice President and
                                                 Chief Financial Officer
                                                 (principal financial officer).

Date:    August 25, 1999






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                                  EXHIBIT INDEX

Exhibit
Number
------

  99.1         Press Release, dated August 23, 1999.











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